UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DIVIDEND CAPITAL REALTY

INCOME ALLOCATION FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Derek Mullins, Secretary and Assistant Treasurer

Dividend Capital Realty Income Allocation Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2008

Item 1 – Schedule of Investments

Statement of Investments		3/31/2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund

	Bond Rating Moody’s/S&P	Shares/Principal Amount	Value
COMMON STOCK 28.48%

Diversified / Miscellaneous 1.55%
Cousins Properties Inc.		9,300	$229,803
Vornado Realty Trust		14,400	1,241,424

			1,471,227

Health Care 2.03%
HCP Inc.		13,500	456,435
Senior Housing Properties Trust		45,700	1,083,090
Ventas Inc		8,600	386,226

			1,925,751

Hotels 0.95%
Gaylord Entertainment Co.		18,500	560,365
LaSalle Hotel Properties		12,000	344,760

			905,125

Industrial 1.32%
AMB Property Corp.		8,800	478,896
EastGroup Properties Inc.		4,900	227,654
ProLogis		9,300	547,398

			1,253,948

Mortgage - Commercial 3.69%
Anthracite Capital Inc.		450,500	2,973,300
iStar Financial Inc.		37,300	523,319
Resource Capital Corp. - Warrants*		55,000	2,677

			3,499,296

Net Lease 1.16%
Realty Income Corp.		42,800	1,096,536

Office - Central Business District 3.28%
Boston Properties Inc.		15,900	1,463,913
Douglas Emmett Inc.		53,500	1,180,210
SL Green Realty Corp.		5,800	472,526

			3,116,649

Office - Suburban 2.06%
Alexandria Real Estate Equities Inc.		5,800	537,776
Corporate Office Properties Trust		13,200	443,652
Digital Realty Trust Inc.		27,500	976,250

			1,957,678

Regional Malls 2.66%
Macerich Co.		7,900	555,133
Simon Property Group Inc.		14,500	1,347,195
Taubman Centers Inc.		12,000	625,200

			2,527,528

Self Storage 0.97%
Public Storage Inc.		10,400	921,648

Shopping Centers 2.07%
Federal Realty Investment Trust		22,600	1,761,670
Kimco Realty Corp.		5,200	203,684

			1,965,354

Specialty Finance 6.74%
Arbor Realty Trust Inc.		73,100	1,102,348
Gramercy Capital Corp.		140,400	2,938,572
NorthStar Realty Finance Corp.		288,500	2,357,045

			6,397,965

TOTAL COMMON STOCK
(Cost $33,634,510)			27,038,705

PREFERRED STOCK 74.47%

Apartments 2.05%
Apartment Investment & Management Co.:
Series U, 7.750% (3)	Ba3/B+	44,200	1,000,246
Series V, 8.000% (3)	Ba3/B+	700	15,715
BRE Properties Inc.:
Series C, 6.750%	Baa3/BBB-	15,000	320,700
Series D, 6.750%	Baa3/BBB-	28,500	608,903

			1,945,564

Diversified / Miscellaneous 0.22%
Vornado Realty Trust, Series G, 6.625%	Baa3/BBB-	10,000	208,500

Hotels 25.68%
Ashford Hospitality Trust:
Series A, 8.550% (3)	NR/NR	91,300	1,689,050
Eagle Hospitality Properties Trust, Series A, 8.250%	NR/NR	212,600	2,232,300
Hersha Hospitality Trust, Series A, 8.000%	NR/NR	57,575	1,237,863
Innkeepers USA Trust, Series C, 8.000%	NR/NR	40,100	487,468
LaSalle Hotel Properties, Series G, 7.250%(3)	NR/NR	426,450	8,315,775
Strategic Hotels & Resorts Inc.:
Series A, 8.500% (3)	NR/NR	162,926	3,071,155
Series C, 8.250% (3)	NR/NR	259,000	4,873,085
Sunstone Hotel Investors Inc., Series A, 8.000% (3)	NR/NR	131,900	2,473,125

			24,379,821

Manufactured Housing 2.20%
Hilltop Holdings Inc., Series A, 8.250%	NR/NR	99,200	2,087,168

Mortgage - Commercial 2.90%
Anthracite Capital Inc., Series D, 8.250%	NR/NR	78,450	1,039,463
Newcastle Investment Corp., Series C, 8.050%(3)	NR/NR	145,250	1,716,855

			2,756,318

Mortgage - Residential 0.02%
American Home Mortgage Investment Corp.:
Series A *(9)	NR/NR	266,950	16,684
Series B *(9)	NR/NR	29,700	149

			16,833

Net Lease 2.21%
Entertainment Properties Trust, Series B, 7.750%(3)	NR/NR	93,400	2,101,500

Office - Central Business District 1.24%
Maguire Properties Inc., Series A, 7.625%	NR/NR	99,737	1,176,897

Office - Suburban 14.90%
BioMed Realty Trust Inc., Series A, 7.375%(3)	NR/NR	362,843	8,055,115
Brandywine Realty Trust.:
Series C, 7.500%	NR/NR	38,831	799,530
Series D, 7.375% (3)	NR/NR	47,000	925,900
Digital Realty Trust Inc.:
Series A, 8.500% (3)	NR/NR	174,300	4,007,157
Series B, 7.875%	NR/NR	16,800	361,200

			14,148,902

Regional Malls 1.93%
Glimcher Realty Trust., Series G, 8.125%	B1/B	7,338	124,966
Taubman Centers Inc.:
Series G, 8.000% (3)	B1/NR	67,000	1,556,410
Series H, 7.625%	B1/NR	6,600	151,338

			1,832,714

Self Storage 0.22%
Public Storage Inc., Series E, 6.75%	Baa1/BBB+	9,400	203,510

Shopping Centers 5.04%
Kimco Realty Corp., Series G, 7.75%	Baa2/BBB+	200,000	4,780,000

Specialty Finance 15.86%
CapLease Inc., Series A, 8.125% (3)	NR/NR	153,400	3,229,070
Gramercy Capital Corp., Series A, 8.125% (3)	NR/NR	254,588	4,646,231
NorthStar Realty Finance Corp.:
Series A, 8.750%(3)	NR/NR	313,300	4,417,530
Series B, 8.250%(3)	NR/NR	208,677	2,764,970

			15,057,801

TOTAL PREFERRED STOCK
(Cost $102,801,896)			70,695,528

COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS 11.41%
CW Capital Cobalt II, Ltd.:
Series K, 6.188%, 04/26/2016 (1)(2)(4)(6)(8)	Ba2/BB	4,000,000	1,731,440
Class P.S.,17.722%, 04/26/2016(1)(2)(4)(6)(7)	NR/NR	3,500,000	1,498,560
Lenox Street, Series 2007-1, 17.397%, 06/04/2017(1)(2)(4)(6)(8)	NR/NR	1,000,000	314,640
Sorin Real Estate CDO II Ltd., Series 2005 2A, Class H, 6.688%, 01/04/2016(1)(2)(4)(6)(8)	Ba3/BB	7,500,000	2,989,575
Taberna Preferred Funding III Ltd., Class E, 11/05/2015 *(1)(2)(4)(6)(9)	NR/B+/*-	2,000,000	0
Taberna Preferred Funding V Ltd.:
Class B-1L, 02/05/2016*(1)(2)(4)(6)(9)	NR/B/*-	3,000,000	0
Class B-2L, 02/05/2016*(1)(2)(4)(6)(9)	NR/CCC-/*-	3,000,000	0
Vertical CRE CDO 2006-I, Ltd.:
Class G, 6.688%, 04/22/2013 (1)(2)(4)(6)(8)	NR/BB+	6,500,000	3,218,865
Class P.S., 14.290%, 04/22/2013 (1)(2)(4)(6)(7)	NR/NR	1,800,000	1,080,000

TOTAL COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS
(Cost $32,263,694)			10,833,080

COLLATERALIZED LOAN OBLIGATIONS 10.48%
Babson CLO 2005-III, Ltd., 20.102%, 11/11/2019 (1)(2)(4)(6)(7)	NR/NR	13,000,000	8,416,720
Fraser Sullivan CLO I Ltd., 10.840%, 3/15/2017 (1)(2)(4)(6)(7)	NR/NR	3,400,000	1,530,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $16,400,000)			9,946,720

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.62%
JP Morgan Chase, Series 2005-LDP2, Class M, 5.806%, 06/15/2016(1)(2)(4)(6)(8)	Ba3/BB	1,597,000	476,209
Wachovia Bank, Series 2005 C18, 7.028%, 05/19/2015(1)(4)(6)	B1/B+	248,100	115,185

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,440,781)			591,394

LOAN PARTICIPATION 1.02%
Mervyn’s Junior Syndication Mezzanine, 6.203%, 1/1/2009(2)(4)(8)	NR/NR	1,027,702	966,040

TOTAL LOAN PARTICIPATION
(Cost $1,027,702)			966,040

U.S. GOVERNMENT OBLIGATIONS 7.44%
U.S. Treasury Notes, 4.125%, 08/15/2008 (5)		6,395,000	6,458,956
U.S. Treasury Bills, 04/17/2008(5)		600,000	599,933

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $6,985,684)			7,058,889

NON-REGISTERED INVESTMENT COMPANIES 2.70%
INVESCO Navigator Fund , 8.771%(1)(2)(4)	NR/NR	3,946	2,564,900

TOTAL NON-REGISTERED INVESTMENT COMPANIES
(Cost $3,946,000)			2,564,900

REPURCHASE AGREEMENTS 4.95%
State Street Bank & Trust Co., dated 03/31/2008, 0.75%, due 04/01/2008, proceeds of $4,704,621 collateralized by Fannie Mae, 6.000%, 05/15/2008, valued at $4,704,878 including accrued interest	NR/NR		4,704,621

TOTAL REPURCHASE AGREEMENTS
(Cost $4,704,621)			4,704,621

Total Investments 141.57%			$134,399,877
(Cost $203,204,888)
Liabilities in Excess of Net Other Assets (41.57%)			(39,465,191)
NET ASSETS 100.00%			$94,934,686

* Non-income producing security

(1) This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of March 31, 2008 the value of these securities amounted to $24,786,949 or 18.44% of total investments.

(2) This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3) All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement.

(4) This security is considered illiquid by the Adviser.

(5) All or a portion of the principal amount of this security is pledged as collateral for the total return swaps.

(6) The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments

(7) This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser's estimated rate of residual interest as of the reporting date.

(8) The coupon rate shown on floating or adjustable rate securities represents the rate at each period.

(9) Security in default

Open Interest Rate Swap Contracts as of March 31, 2008

Counterparty	Termination Date	Underlying Notional	Fixed Rate Paid by the Fund at March 31, 2008	Floating Rate Received by the Fund at March 31, 2008
JPMorgan Chase	6/14/2012	$27,000,000	$4.090%	2.861	%*
JPMorgan Chase	6/14/2010	27,000,000	3.890%	2.861	%*
Royal Bank of Canada	8/30/2012	25,000,000	4.845%	3.849	%**
Total

*Based on one-month LIBOR (London Interbank Offered Rate). ** Based on three-month CDOR (Canadian Interbank Offered Rate)

Open Total Return Swap Contracts (“TRS”) *** as of March 31, 2008 Counterparty: Royal Bank of Canada

Contract Type	Termination Date	Notional Shares	Underlying Notional ($CAD)	Unrealized Appreciation (Depreciation) ($USD)
Artis Real Estate Investment Trust TRS	1/30/2013	50,000	$697,500	$80,273
Allied Properties Real Estate Investment TRS	1/28/2013	117,000	2,209,767	64,104
Calloway Real Estate Investment Trust TRS	1/28/2013	87,500	1,859,375	(90,246)
Canadian Apartment Properties Real Estate Investment Trust TRS	1/28/2013	183,000	2,739,510	160,253
Chartwell Senior Housing Real Estate Investment Trust TRS	1/28/2013	80,000	788,000	(46,704)
Dundee Real Estate Investment Trust TRS	1/28/2013	80,000	2,596,000	2,335
Firm Capital Mortgage Investment Funds TRS	1/28/2013	150,000	1,512,000	10,216
H&R Real Estate Investment Trust TRS	1/28/2013	178,500	3,354,015	130,260
Northern Property Real Estate Investment Trust TRS	1/28/2013	155,000	3,189,900	31,671
Primaris Retail Real Estate Investment Trust TRS	1/28/2013	204,500	3,231,100	167,142
RioCan Real Estate Investment Trust	1/28/2013	160,000	3,340,608	(27,835)
Total		1,445,500	$25,517,775	$481,469

***For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three month CDOR (Canadian Interbank Offered Rate) plus a spread of 0.50%

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

March 31, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (the “Fund”) is registered as a closed-end management investment company organized under the laws of the state of Delaware by a Certificate of Trust dated December 3, 2004. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

Security Valuation (continued):

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2008, securities which have been fair valued represented 26.11% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at the time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2008.

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1—Quoted Prices	$97,731,554	$—
Level 2—Other Significant Observable Inputs	$36,668,323	$(3,135,675)
Level 3—Significant Unobservable Inputs	$—	$—
Total	$134,399,877	$(3,135,675)
*	Other financial instruments include futures, forwards and swap contracts.

For the three months ended March 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principle, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2008, securities with an aggregate market value of $16,833, representing 0.02% of the Fund’s net assets, were in default.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off Balance Sheet Risk:

The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At March 31, 2008 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$203,501,657
Gross unrealized appreciation	1,332,321
Gross unrealized depreciation	(70,434,101)

Net unrealized depreciation	($69,101,780)

3. INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Fund may use interest rate swaps in connection with direct or indirect leverage. The interest rate swaps are intended to reduce or eliminate the risk or the negative effect that an increase in short-term interest rates could have on the performance of the Fund’s common shares as a result of the floating rate structure of other forms of direct or indirect leverage. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund’s current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

4. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates.

5. ILLIQUID AND/OR RESTRICTED SECURITIES

As of March 31, 2008, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market.

Upon the recommendation of management, the Trustees have reviewed the Fund’s current non-fundamental investment policies and have determined, effective February 28, 2008, to eliminate the policy limiting the Fund’s investment in illiquid/restricted securities to no more than 10% of its total managed assets (determined at the time of purchase) to better reflect changes to the liquidity profile of the Fund’s investments in current market conditions. This limitation was a voluntary operating policy and not required by the 1940 Act. The Trustees will continue to monitor the Fund’s investments in illiquid/restricted securities, and while the Fund may now invest, without limit, in such securities, management does not presently intend to increase investment to illiquid/restricted securities.

At March 31, 2008, the Fund had investments in illiquid and/or restricted securities totaling $24,902,134, which represents 26.23% of net assets.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: May 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: May 28, 2008

By:	/s/ Jeffrey Taylor
Jeffrey W. Taylor Vice President and Treasurer (Principal Financial Officer)

Date: May 28, 2008